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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 6, 2002
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                               CAREADVANTAGE, INC.
               (Exact name of Registrant as specified in charter)

         Delaware                            0-26168            52-1849794
(State or other jurisdiction              (Commission        (I.R.S. Employer
        of incorporation)                  file number)     Identification No.)


                               485-C Route 1 South
                            Iselin, New Jersey 08830
                                 (732) 602-7000
   (Address, including zip code and telephone number, including area code, of
                    Registrant's principal executive offices)


                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)

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Item 4.  Change In Registrant's Certifying Accountants.

     On June 6, 2002, Arthur Andersen LLP ("Arthur Andersen") notified CareAdvantage, Inc. (the "Company") that its client-auditor relationship was terminated as of that date. Arthur Andersen audited the Company's consolidated financial statements for the year ended December 31, 2001. Arthur Andersen's reports on the Company's consolidated financial statements for the year ended December 31, 2001 did not contain an adverse opinion nor a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the year ended December 31, 2001 and the subsequent interim period through the date of this Report, there were no disagreements between the Company and Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the annual financial statements of the Company for such year, and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

     The decision of Arthur Andersen to resign was not recommended or approved by the Company's Board of Directors or the Audit Committee.

     The Company has provided Arthur Andersen with a copy of the disclosures contained herein. Attached to this report as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 6, 2002, stating its agreement with such statements.

     The Audit Committee of the Board of Directors of the Company, which is responsible for the selection and replacement of the Company's independent accountant, is in the process of interviewing and engaging a new certifying accountant. The Audit Committee expects that this process will be completed in the near future.


Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits

         (c)      Exhibits.

                  Exhibit No.       Description
                  -----------       -----------

                  16 Letter of Arthur Andersen LLP re: Change in Certifying Accountant




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CAREADVANTAGE, INC.

Date:    June 10, 2002                     By:  /s/ Dennis J. Mouras
                                                ________________________________
                                                Dennis J. Mouras,
                                                Chief Executive Officer


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                                  EXHIBIT INDEX
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                  Exhibit No.       Description
                  -----------       -----------

                  16 Letter of Arthur Andersen LLP re: Change in Certifying Accountant